Exhibit 99.1 Enterprise Financial Services Corp Fourth Quarter 2019 Investor Presentation

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about future performance, operations, products and services. The ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: the ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting policies and practices or accounting standards, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which will change how we estimate credit losses and may increase the required level or our allowance for credit losses after adoption on January 1, 2020; uncertainty regarding the future of LIBOR; and other risks discussed under the caption “Risk Factors” under Part 1, Item 1A of our 2018 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on the Company’s website at www.enterprisebank.com under “Investor Relations.” 2

Company Snapshot - EFSC Total Assets FOCUSED BUSINESS MODEL: $ 7.3 Billion • Attract Top Talent in Markets • Proven Ability to Grow Market Cap Commercial & Industrial “C&I” Talent Loans $ Billion • Product Breadth 1.3 ◦ Banking Operates in ◦ Trust & Wealth Management ◦ Treasury Management Strength Kansas City • Strong Balance Sheet with St. Louis Attractive Risk Profile Phoenix New Mexico • Concentrated on Private Businesses and Owner Families Passion • Relationship Driven 3

Executive Leadership Team JAMES B. LALLY KEENE S. TURNER SCOTT R. GOODMAN 52, President & Chief Executive 40, Executive Vice President 56, President, Officer, EFSC & Chief Financial Officer, EFSC Enterprise Bank & Trust Enterprise Tenure – 16 years Enterprise Tenure – 6 years Enterprise Tenure – 16 years DOUGLAS N. BAUCHE MARK G. PONDER NICOLE M. IANNACONE LOREN E. WHITE 50, Chief Credit Officer, 49, EVP, Chief Administrative 40, EVP, Chief Risk Officer & General 63, SVP, Human Resources, Enterprise Bank & Trust Officer, Enterprise Bank & Trust Counsel, Enterprise Bank & Trust Enterprise Bank & Trust Enterprise Tenure – 19 years Enterprise Tenure – 7 years Enterprise Tenure – 5 years Enterprise Tenure – 5 years 4

Differentiated Business Model: Built for Quality Earnings Growth

Target Audience

Focused and Well-Defined Strategy Aimed at Business Owners, Professionals, and Consumers

Tailored Solutions

Targeted Array of Banking and Wealth Management Services to Meet Our Clients' Needs

Expertise

Experienced, Tenured Bankers and Advisors with Specialized Knowledge in Various Industries and Products

5

Four Urban Markets Phoenix Kansas City New Mexico St. Louis Arizona Kansas Loans 1 $392MM $816MM 640MM $2.5B Deposits 1 $258MM $820MM $1.0B $3.5B Branches 2 7 6 19 Deposit Market 31st/0.17% 16th/1.29% 7th/3.23% 4th/4.59% Share 2, 3 JPMorgan Chase UMB Wells Fargo US Bancorp Primary Wells Fargo Commerce Bank of America Bank of America Competitors Bank of America Bank of America BOK Financial Corp Commerce 1 Does not include specialized banking 2 Source: 6/30/19 data, S&P Global Market Intelligence. 3 1st/80.05% for Los Alamos, New Mexico MSA and 5th/12.69% for Santa Fe, New Mexico MSA 6

Focused Loan Growth Strategies 5.5% Specialized Market Segments Represent 27% of 8.1% Total Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities. 8.9% 1.7% Expectations for future growth includes continued 2.6% focus in these specialized market segments. Total Loans Tax Credit Programs Enterprise Value Life Insurance Aircraft Lending Agricultural Lending Lending Premium Financing $294 million in loans $93 million in loans $140 million in loans outstanding related to $429 million in M&A $473 million in loans outstanding outstanding. Federal, Historic, and related loans outstanding related to Missouri Affordable Housing outstanding, Partnering high net worth estate tax credits. $183 million in with PE firms. planning. Federal & State New Market tax credits awarded to date. 7

History of Strong C&I Growth $2,361 In Millions 12% 5-Year CAGR $2,123 $1,922 $1,654 $1,525 $1,322 Q4 ‘14 Q4 ‘15 Q4 ‘16 Q4 ‘17 Q4 ‘18 Q4 ‘19 8

Customer Focus Source: Greenwich Associates 9

Total Loan Trends 22% Total Loan Growth* In Millions $5,314 $5,149 $5,228 $5,017 Trinity $4,350 $682 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Q4' 19 *Note: 6% Excluding Acquisition of Trinity, 7.5% legacy Enterprise 10

Drivers of Loan Growth $333 Million $939 Million $253 Million $964 Million 2% 1% 6% 8% 5% 13% 3% 9% 6% 5% 6% 15% 9% 11% 5% 1% 3% 5% 12% 12% 2% 58% 44% 68% 64% 13% 14% Q4 2015 - Q4 2016 Q4 2016 - Q4 2017 Q4 2017 - Q4 2018 Q4 2018 - Q4 2019 Acquisition General C&I Commercial/Construction RE Tax Credits Agriculture Life Insurance Premium Finance Enterprise Value Lending Consumer & Other Residential RE 11

Enterprise Value Lending (“EVL”) • Strategy is focused on proven sponsors licensed as a Small Business Investment Company or “SBIC”. • SBIC’s make up approximately 90% of the EVL portfolio as of December 31, 2019. • Cash-flow based senior debt financing for Private Equity Sponsors acquiring or recapitalizing portfolio companies. • Disciplined approach with a strong emphasis on building relationships with both the financial sponsor and borrower (portfolio company). • Underwriting standard for senior debt financing requires debt to EBITDA ratio of less than 3x, with most deals closer to 2x, with up to 1x additional debt to EBITDA for mezzanine financing. 12

Enterprise Value Lending (“EVL”) Total EVL Loans outstanding of $429 million or 8% of total loans as of December 31, 2019 $ In Millions Total # of Customers Average Manufacturing $ 150 41 $ 3.7 Wholesale Trade 64 12 5.3 Professional, Scientific, and Technical Services 49 11 4.5 Administrative, Support, Waste Management, and Remediation Services 48 9 5.3 Finance and Insurance 27 6 4.5 Construction Related 23 5 4.6 Other 68 17 4.0 Total $ 429 101 $ 4.2 Total Loans By Type Total Loans By Location Construction Related: Admin, Support, Waste 5% Mgmt, & Remediation: Finance & Insurance: 11% Southeast: 21% Southwest: 12% 6% Prof., Scientific, & Technical: 11% Other: 16% West: 11% Wholesale Trade: 15% Northeast: 16% Midwest: 40% Manufacturing: 35% 13

Attractive Deposit Mix Total Deposits DDA $5.8 Billion 23% • Significant DDA Composition • Stable Cost of Deposits Interest-Bearing Transaction 24% • Improving Core Funding Accounts 39% MMA & In Millions 14% Savings 24.0% 21.4% 21.3% 23.0% 23.0% $5,771 $5,537 $5,559 $5,624 CD Trinity $4,588 $1,094 Cost of Deposits 0.81% 26% Deposit Growth, 2% Excluding Acquisition of Trinity, 3.5% legacy Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Enterprise Deposits Trinity Q4 2018 – Q4 2019 Noninterest-bearing % 14

Q4 2019 Brokered deposits: $615 Core Funding Mix Q4 2018 Brokered deposits: $580 In Millions Commercial Business Banking Consumer $1,879 $2,004 $494 $771 $1,636 $2,381 47% 39% 12% 15% 41% 46% 5% 36% 4% 6% 11% 38% 18% 16% 11% 17% 26% 22% 20% 11% 21% 32% 17% 22% 54% 53% 41% 41% 32% 23% 6% Q4 2018 Q4 2019 Q4 2018 Q4 2019 Q4 2018 Q4 2019 Cost of Funds1 Commercial Business Banking Consumer Brokered Core 0.62% 0.18% 0.48% Time Deposit 1.11% 1.34% 1.78% Total 0.62% 0.23% 0.79% 1.70% 1As of December 31st, 2019 15

Financial Scorecard Q4 2019 Compared to Q4 2018 7% Continued Growth in EPS 22% 13 bps 1% Drive Net Interest Defend Core Net Achieve Further Income Growth in Interest Margin1 Improvement in Core Dollars with Favorable Operating Leverage1 Loan Growth Trends 26% Enhance Deposit Levels to Support Growth EPS: $1.09 ROAA: 1.58% 1A Non-GAAP Measure, Refer to Appendix for Reconciliation 16

Earnings Per Share Trend - Q4 2019 Changes in EPS $0.03 $0.01 $0.01 $0.01 $(0.01) $(0.04) $1.08 $1.09 Q3 ‘19 Incremental Loan Loss Noninterest Noninterest Merger-Related Change in Q4 ‘19 Accretion Provision Income Expense Expenses Shares/ETR 17

Net Interest Income Trend In Millions 3.77% 3.79% 3.8% 3.69% 3.64% $61.7 $63.0 $61.6 $60.8 $60.9 $61.0 $50.6 $52.3 $51.2 $48.5 26% Core NII Growth Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Core Net Interest Income* Incremental Accretion On Non-core Acquired Assets FTE Core Net Interest Margin* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 18

Credit Trends Net Charge-offs Total Loan Growth (1) In Millions $132 $83 $79 $86 26 bps 19 bps 16 bps 8 bps 8 bps $(15) Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Provision for Loan Losses Q4 2019 EFSC Peer(2) In Millions NPAs/Assets = 0.45% 0.64% $2.1 $1.7 $1.8 $1.3 NPLs/Loans = 0.50% 0.74% $1.5 ALLL/NPLs = 163.8% 130.3% ALLL/Loans = 0.81% 0.89% Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 (1) Excludes Trinity in Q1 ‘19 (2) Peer median data as of 9/30/2019 (source: S&P Global Market Intelligence) 19

Current Expected Credit Losses ("CECL") • CECL models have been developed and tested, and validation is being finalized. • Based on preliminary results, management anticipates the pre-tax CECL impact to be an increase of 50-65% of the current allowance level. In addition, there will be an increase in the reserve for unfunded commitments and held-to- maturity securities. • CECL adoption is expected to reduce tangible capital by 25-30 basis points. • Our CECL adoption will be impacted by the reclassification of the credit discount on purchased credit impaired loans. Non-impaired acquired loans will have an additional CECL allowance, in addition to the credit discount recorded at acquisition. • Our relatively short loan duration somewhat mutes the impact of CECL on our allowance. 20

Noninterest Income Trend In Millions Fee Income Other Fee Income Detail $14.4 $13.6 $1.2 $12.0 $3.4 $0.6 $4.0 $10.7 $4.0 $2.9 $2.3 $9.2 $2.7 $1 $0.2 $2.9 $2.3 $0.2 $2.7 $1.7 $0.4 $0.2 $2.4 $2.5 $2.4 $2.3 $0.2 $0.2 $0.4 $1.8 $1.8 $0.3 $0.4 $0.2 $1.7 $0.1 $0.3 $0.8 $3.4 $3.2 $3.3 $0.3 $0.2 $2.9 $2.9 $0.4 $2.4 $1.9 $1.4 $1.3 $2.7 $2.7 $2.6 $1.0 $2.0 $2.0 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage Tax Credit Income Non-core Acquired 21

Operating Expenses Trend 54.1% 53.3% 51.7% 49.8% 50.7% $49.1 $10.3 In Millions $39.8 $38.2 $38.4 $7.3 $0.4 $30.7 $1.3 $20.7 $20.8 $20.4 $19.4 $16.6 $3.2 $3.2 $3.5 $2.4 $2.6 $14.9 $13.8 $14.5 $10.4 $10.5 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Other Occupancy Employee compensation and benefits Merger-related expenses/other non-core expenses Core efficiency ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 22

Positive Momentum in Earnings Per Share $1.08 $1.09 $1.02 $0.97 $0.95 Five-Year CAGR 29% $0.90 $0.69 $0.67 $0.67 $0.68 $0.61 $0.59 $0.56 $0.54 $0.52 $0.50 $0.48 $0.46 $0.43 $0.32 $0.30 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 263% EPS Growth from Q4 2014 to Q4 2019 Note: Q3 2019, Q2 2019, Q1 2019, Q4 2018, Q1 2017, Q2 2017, and Q4 2016 include merger related charges. Q4 2017 includes the impact of deferred tax asset charges due to tax reform. 23

Earnings Per Share Trend - 2019 Changes in EPS $0.17 $0.64 $0.02 $0.03 $(0.43) $(0.47) $(0.24) $3.83 $3.55 2018 Net Interest Incremental Loan Loss Noninterest Noninterest Merger-Related Change in 2019 Income Accretion Provision Income Expense Expense Shares/ETR 24

Five-Year Financial Highlights In Thousands, except per share data 2019 2018 2017 2016 2015 Net Interest Income $238,717 $191,905 $177,304 $135,495 $120,410 Total Noninterest Income $49,176 $38,347 $34,394 $29,059 $20,675 Net Income $92,739 $89,217 $48,190 $48,837 $38,450 Earnings Per Share (diluted) $3.55 $3.83 $2.07 $2.41 $1.89 Adjusted Earnings Per Share $3.78 (diluted)(1) $4.08 $2.77 $2.45 $1.89 Return on Average Tangible 14.42% Common Equity(1) 16.08% 19.83% 11.63% 12.77% Return on Average Assets 1.35% 1.64% 0.97% 1.29% 1.14% Total Assets $7,333,791 $5,645,662 $5,289,225 $4,081,328 $3,608,483 (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. 25

Capital Levels Prudently Managed to Facilitate Growth and Returns In Millions ROATCE* Capital Uses the Past 5 Years** 22.0% $350 $314 20.0% $300 19.59% 19.83% $250 $224 18.0% 18.51% $200 16.0% 14.67% 16.08% $150 15.52% 14.0% 12.77% 14.42% $100 $56 $51 12.0% 11.63% $50 10.0% $0 h A e s 2015 2016 2017 2018 2019 t & as d ow M h en r rc id G u iv ep D R Reported re ha S Excluding one-time tax and merger-related items *A Non-GAAP Measure, Refer to Appendix for Reconciliation **For the period of 2015-2019 26

Capital Maintenance Tangible Common Equity/Tangible Assets* • 2,000,000 Share Common Stock Repurchase Plan 8.88% 8.89% 8.69% 8.76% 8.14% 8.66% • 552,158 Remaining Shares Under Authorization • No Specified End Date • Disciplined, Patient Approach Based on 2014 2015 2016 2017 2018 2019 Market Conditions Dividends Per Share • Sufficient Capital to Support Growth Plans $0.62 • $0.18 1st Quarter 2020 $0.47 $0.44 $0.41 Dividend $0.26 2015 2016 2017 2018 2019 *A Non-GAAP Measure, Refer to Appendix for Reconciliation 27

Enterprise Financial Services Corp • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value • Strong Capital Provides Flexibility 3 Year 5 Year 159% 82% 16% 12% EFSC Index EFSC Index Total Shareholder Return Note: Index = S&P Global Market Intelligence U.S. Bank $5B - $10B, as of 12/31/2019 28

4th Quarter 2019 EFSC Investor Presentation Appendix

Strategic Combination with Trinity Capital Corporation ("Trinity") Closed March 8, 2019, Converted May 28, 2019

Trinity Overview

- Headquartered in Los Alamos, New Mexico, Trinity was founded in 1963 by local investors to provide full-service banking to the community that developed around the Los Alamos National Laboratory
- Operates 6 branches in 3 New Mexico MSAs

  98% core deposits, with substantial and defensible deposit market share in Los Alamos and Santa Fe
- OCC consent order and Fed written agreement lifted in 4Q17 – 1Q18, positioning Trinity to focus on growth
- Total Assets: $1.2 billion
- Total Loans: $705 million (63% loans to deposits)
- Total Deposits: $1.1 billion (19 bps cost of deposits)



New Mexico
$188 million average deposits per branch (1)
Branches: 2
Deposits: $663 million
Market Rank: 1
Market Share: 84%
Los Alamos
Santa Fe
Branches: 3
Deposits: $438 million
Market Rank: 4
Market Share: 14%
Branches: 1
Deposits: $27 million
Market Rank: 16
Market Share: <1%
Albuquerque

Transaction Overview

Transaction Value (2) (3)	$209 million; approximately $36 million in cash and $173 million in EFSC stock
Transaction Pricing (2) (4)	Price / Tangible Book Value: 1.98x Price / 2019E EPS: 16.9x; 9.5x including fully-phased after-tax cost savings Core Deposit Premium: 9.4%
Estimated Financial Impact (5)	EPS Accretion: 2019E Operating: ~3%; 2020E GAAP: ~8% TBVPS Earnback Period: ~3 years

Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending March 31st, 2019, unless otherwise noted.

(1) Deposit market share data as of June 30th, 2018, per the FDIC Summary of Deposits.
(2) Transaction value based on EFSC's closing share price of $43.07 on March 7, 2019.
(3) Aggregate transaction value includes value of 7,500 restricted stock units to be retired entirely in cash at the closing purchase price per share.
(4) Tangible book value includes value of stock owned by Trinity's ESOP; Core deposits defined as total deposits, less time deposits with balances greater than $250,000.
(5) Operating EPS excludes ~$11.7 million after-tax merger charge.

30

Effective Tax Rate Reconciliation 2019 2018 Federal Tax Rate 21.00% 21.00% State Tax, Net of Federal Benefit 2.32% 2.32% Excess Tax Benefits (0.45)% (1.56)% Tax Credit Investments (1.05)% (4.66)% Merger Expenses 0.22% —% Other Tax Adjustments (1.96)% 0.23% Pre-DTA Effective Tax Rate 20.08% 17.33% Impact of Tax Law Changes —% (2.64)% Ending Effective Tax Rate 20.08% 14.69% 31

Balance Sheet Positioned for Growth Modest Asset High-quality, 59% Floating Cash-flowing 8.89% Sensitivity 23.0% Rate Loans, Securities Tangible (200 BPS Non-Interest with Two-Year Portfolio with Common Rate Shock Bearing DDA to Average Four-Year Equity/Tangible Increases NII Total Deposits By 4.4%) Duration Average Assets* Duration *A Non-GAAP Measure, Refer to Appendix for Reconciliation 32

Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre-tax) Completed 4 Contributed $86 2017 2018 2019 FDIC-Assisted Million in Net Transactions Earnings Since $8,106 $8,079 $6,239 Since December Acquisition 2009 Dollars in Thousands Terminated all loss share agreements with $19 Million of Remaining the FDIC in December 2015 Contractual Cash Flows with $8 Million Carrying Value Early termination charge from Q4 2015 earned back 100% in Q1 2016 Accretable yield estimate as of 12/31/2019 33

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as adjusted EPS, core net interest margin, core efficiency ratio, tangible common equity, ROATCE, adjusted ROAA, adjusted ROAE, adjusted ROATCE, and the tangible common equity ratio, in this report that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its adjusted EPS, core net interest margin, core efficiency ratio, tangible common equity, ROATCE, adjusted ROAA, adjusted ROAE, adjusted ROATCE, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non- comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non- GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of the median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 34

Reconciliation of Non-GAAP Financial Measures

($ in thousands, except per share data)	For the Quarter ended Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	For the Year ended Dec 31, 2019	Dec 31, 2018
CORE PERFORMANCE MEASURES							
Net interest income	$ 61,613	$ 63,046	$ 61,715	$ 52,343	$ 50,593	$ 238,717	$ 191,905
Less: Incremental accretion income	576	2,140	910	1,157	2,109	4,783	3,701
Core net interest income	61,037	60,906	60,805	51,186	48,484	233,934	188,204
Total noninterest income	14,418	13,564	11,964	9,230	10,702	49,176	38,347
Less: Other income from non-core acquired assets	4	1,001	2	365	10	1,372	1,048
Less: Gain (loss) on sale of investment securities	(94)	337	—	—	—	243	9
Less: Other non-core income	—	—	266	—	26	266	675
Core noninterest income	14,508	12,226	11,696	8,865	10,666	47,295	36,615
Total core revenue	75,545	73,132	72,501	60,051	59,150	281,229	224,819
Total noninterest expense	38,354	38,239	49,054	39,838	30,747	165,485	119,031
Less: Other expenses related to non-core acquired loans	33	18	103	103	40	257	(163)
Less: Facilities disposal	—	—	—	—	—	—	239
Less: Merger-related expenses	—	393	10,306	7,270	1,271	17,969	1,271
Less: Non-recurring excise tax	—	—	—	—	—	—	682
Core noninterest expense	38,321	37,828	38,645	32,465	29,436	147,259	117,002
Core efficiency ratio	50.73%	51.73%	53.30%	54.06%	49.77%	52.36%	52.04%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT)							
Net interest income	$ 62,141	$ 63,483	$ 62,109	$ 52,595	$ 50,786	$ 240,328	$ 192,725
Less: Incremental accretion income	576	2,140	910	1,157	2,109	4,783	3,701
Core net interest income	$ 61,565	$ 61,343	$ 61,199	$ 51,438	$ 48,677	$ 235,545	$ 189,024
Average earning assets	$6,704,506	$6,604,083	$6,453,005	$5,510,489	$5,118,319	$6,322,075	$5,041,395
Reported net interest margin	3.68%	3.81%	3.86%	3.87%	3.94%	3.80%	3.82%
Core net interest margin	3.64%	3.69%	3.80%	3.79%	3.77%	3.73%	3.75%

35

Reconciliation of Non-GAAP Financial Measures

Tangible Common Equity Ratio

(in thousands)	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Total shareholders' equity	$ 867,185	$ 603,804	$ 548,573	$ 387,098	$ 350,829	$ 316,241
Less: Goodwill	210,344	117,345	117,345	30,334	30,334	30,334
Less: Intangible assets	26,076	8,553	11,056	2,151	3,075	4,164
Tangible common equity	$ 630,765	$ 477,906	$ 420,172	$ 354,613	$ 317,420	$ 281,743
Total assets	$ 7,333,791	$ 5,645,662	$ 5,289,225	$ 4,081,328	$ 3,608,483	$ 3,277,003
Less: Goodwill	210,344	117,345	117,345	30,334	30,334	30,334
Less: Intangible assets	26,076	8,553	11,056	2,151	3,075	4,164
Tangible assets	$ 7,097,371	$ 5,519,764	$ 5,160,824	$ 4,048,843	$ 3,575,074	$ 3,242,505
Tangible common equity to tangible assets	8.89%	8.66%	8.14%	8.76%	8.88%	8.69%

Average Shareholders' Equity and Average Tangible Common Equity

	For the Year ended					
(in thousands)	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Average shareholder's equity	$ 795,477	$ 576,960	$ 532,306	$ 371,587	$ 335,095	$ 301,756
Less: Average goodwill	193,804	117,345	106,850	30,334	30,334	30,334
Less: Average intangible assets	24,957	9,763	10,998	2,591	3,596	4,766
Average tangible common equity	$ 576,716	$ 449,852	$ 414,458	$ 338,662	$ 301,165	$ 266,656

36

Reconciliation of Non-GAAP Financial Measures

Impact of Merger-Related and Tax Items

(in thousands, except per share data)	For the Year ended December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
IMPACT OF MERGER-RELATED AND TAX ITEMS					
Net income - GAAP	$ 92,739	$ 89,217	$ 48,190	$ 48,837	$ 38,450
Merger related expense	17,969	1,271	6,462	1,386	—
Related tax effect	(3,963)	(314)	(2,456)	(527)	—
Deferred tax asset revaluation charge due to U.S. corporate income tax reform	—	—	12,117	—	—
Subsidiary dividend timing election, net	—	(2,036)	—	—	—
Adjusted net income - Non-GAAP	$ 106,745	$ 88,138	$ 64,313	$ 49,696	$ 38,450
Average assets	$ 6,894,291	$ 5,436,963	$ 4,980,229	$ 3,796,478	$ 3,381,831
Return on average assets - GAAP net income	1.35%	1.64%	0.97%	1.29%	1.14%
Return on average assets - Adjusted net income	1.55	1.62	1.29	1.31	1.14
Average shareholder's equity	$ 795,477	$ 576,960	$ 532,306	$ 371,587	$ 335,095
Return on average equity - GAAP net income	11.66%	15.46%	9.05%	13.14%	11.47%
Return on average equity - Adjusted net income	13.42	15.28	12.08	13.37	11.47
Average tangible common equity	$ 576,716	$ 449,852	$ 414,458	$ 338,662	$ 301,165
Return on average tangible common equity - GAAP net income	16.08%	19.83%	11.63%	14.42%	12.77%
Return on average tangible common equity - Adjusted net income	18.51	19.59	15.52	14.67	12.77
Average diluted common shares outstanding	26,159	23,289	23,249	20,290	20,317
Earnings per share - GAAP net income	$ 3.55	$ 3.83	$ 2.07	$ 2.41	$ 1.89
Earnings per share - Adjusted net income	4.08	3.78	2.77	2.45	1.89

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4th Quarter 2019 EFSC Investor Presentation Q&A For more information contact Keene Turner, Executive Vice President and CFO (314) 512-7233